UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2007

SONTRA MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-23017	41-1649949
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10 Forge Parkway Franklin, Massachusetts	02038
(Address of principal executive offices)	(Zip Code)

(508) 553-8850

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 29, 2007, Sontra Medical Corporation (the “Company”) completed a second closing of an equity financing (the “Financing”) that provided the Company with gross proceeds of $250,000. Investors executed a Subscription Agreement and entered a warrant agreement with the Company. Under the terms of the Financing, in the second closing, investors purchased 250,000 shares of the Company’s Common Stock in a private placement at a per share purchase price of $1.00. In the second closing, the investors also received warrants to purchase an amount of shares of Common Stock that equals 30% of the number of shares of Common Stock purchased by such investor in the Financing, for an aggregate of 75,000 shares of Common Stock (together with the warrants issued to the Placement Agent as described below, the “Warrants”). The Warrants are exercisable at a per share price of $1.40 and will expire on the fifth anniversary of the issue date. In addition, the Company shall have the right to terminate the Warrants, upon thirty days notice, in the event (i) the closing bid price of the Company’s Common Stock for twenty-two consecutive trading days is equal or greater than $3.00 per share and (ii) the Company has registered for resale the shares underlying the Warrants. The Warrants contain customary provisions for adjustment to the exercise price in the event of stock splits, combinations and dividends. The Warrants also contain weighted average anti-dilution provisions that provide for an adjustment to the then effective exercise price if the Company issues equity securities without consideration or for consideration per share less than $1.00. A description of the forms of Subscription Agreement and warrant agreement is incorporated herein by reference to Item 1.01 of the Registrant’s Current Report on Form 8-K dated June 18, 2007 (File No. 000-23017).

The investors in the second closing are both accredited individuals and institutions, including Thomas B. Rosedale, legal counsel to the Company, who invested $10,000 in return for 10,000 shares of Common Stock and warrants for the purchase of 3,000 shares of Common Stock.

The Company intends to use the net proceeds of the Financing for product development, funding of clinical trials, possible acquisitions or licensing of technologies or businesses, working capital and general corporate purposes. The Company has extended the time period, through July 16, 2007, for which it may hold additional closings of the Financing at which the Company may issue up to 1,750,000 additional shares of Common Stock and additional warrants to purchase up to 525,000 shares of Common Stock on the same terms as the previous closings.

In connection with this Financing, the Company retained Legend Merchant Group, Inc. (the “Placement Agent”) as placement agent. The Company agreed to pay to the Placement Agent for its services (a) a cash fee equal to 7% of the aggregate capital raised by the Company in the Financing from investors introduced to the Company by the Placement Agent, excluding the proceeds from any Warrant exercises, (b) shares of unregistered Common Stock of the Company equal to 5% of the number of shares issued to investors in the Financing and (c) warrants to acquire a number of shares of Common Stock of the Company equal to 5% of the number of shares issued to investors in the Financing at a per share exercise price equal to $1.40. The Placement Agent received fees and compensation only on funds raised by the Placement Agent from new investors in the Company (i.e., only those parties, and affiliates, who have not previously participated in a financing transaction with the Company and who were not introduced by Sherbrooke Partners (and its affiliates), management or members of the Board of Directors of the Company). The Company also agreed to pay the reasonable counsel fees of the Placement Agent in the Financing in an amount not to exceed $10,000. The Company’s net proceeds from the second closing was approximately $233,550.

In compensation for its work as placement agent in the second closing of the Financing, the Placement Agent received 11,750 shares of Common Stock in the Company and warrants for the purchase of 11,750 shares of Common Stock in the Company.

The offer, sale and issuance to the investors of the shares of Common Stock, the Warrants and the shares of Common Stock issuable upon the exercise of the Warrants have been made in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder, have not been and will not be registered under the Securities Act of 1933, as amended, and, unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws. The Company is not required to register for resale under the Securities Act the shares of Common Stock issued to the investors or the Placement Agent and the shares issuable upon the exercise of the Warrants, however, the Company did agree with the Placement Agent that it would provide piggyback registration rights to the investors and the Placement Agent with respect to the securities purchased in the Financing, subject to customary exceptions.

The foregoing descriptions of the Subscription Agreement, the Warrants and the transactions contemplated therein and thereby, do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements and instruments, which are incorporated by reference as exhibits hereto and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 above is incorporated herein by reference.

On June 19, 2007, Cipher 06 LLC exercised a warrant dated January 30, 2007 for the purchase of 118,750 shares of Common Stock in the Company in return for payment of $24,937.50. Also, on June 21, 2007, Jasper Adelman UTMA-NY, Cass G. Adelman Custodian and Philippa G. Adelman UTMA-NY, Cass G. Adelman Custodian each exercised warrants dated January 30, 2007 for the purchase of 12,500 shares each of Common Stock in the Company in return for payment of $2,625 each.

In addition, under an advisory agreement dated as of April 4, 2007 by and between the Company and Placement Agent, the Company issued to the Placement Agent 75,000 shares of Common Stock in the Company on June 21, 2007.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Subscription Agreement is incorporated herein by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K dated June 18, 2007 (File No. 000-23017).

10.2	Form of Warrant to Purchase Shares of Common Stock is incorporated herein by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K dated June 18, 2007 (File No. 000-23017).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sontra Medical Corporation

Date: June 29, 2007	By:	/s/ Harry G. Mitchell
Harry G. Mitchell
Interim Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Subscription Agreement is incorporated herein by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K dated June 18, 2007 (File No. 000-23017).

10.2	Form of Warrant to Purchase Shares of Common Stock is incorporated herein by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K dated June 18, 2007 (File No. 000-23017).